UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
  ______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2017
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Renewable Energy Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35397	26-4785427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
416 South Bell Avenue
Ames, Iowa 50010
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (515) 239-8000
 ______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Compensatory Arrangements with Randolph L. Howard
As previously announced, the Board of Directors (the “Board”) of Renewable Energy Group, Inc. (the “Company”) on July 3, 2017 appointed Randolph L. Howard as the Company’s Interim President and Chief Executive Officer. In connection with Mr. Howard’s appointment, the Company and Mr. Howard entered into an Employment Agreement, dated as of August 15, 2017, pursuant to which Mr. Howard will be employed at will as the Interim President and Chief Executive Officer of the Company and will report to the Board. At the same time, Mr. Howard shall remain a member of the Board, but shall not serve on any committees of the Board or receive compensation in any form in his separate capacity as a Board member. During his tenure as Interim President and Chief Executive Officer, Mr. Howard’s compensation shall include: (i) an annualized base salary of $600,000, with increases as deemed advisable by the Compensation Committee of the Board; (ii) 50,000 performance-based restricted stock units under the Company’s Amended and Restated 2009 Stock Incentive Plan, which units shall vest based on attainment of the applicable Adjusted EBITDA target for each of 2017 and 2018; (iii) eligibility to participate in the Company’s group health, dental, vision and life insurance plans, retirement, fringe benefit, paid time-off and other benefit plans on the same terms as other senior executives of the Company generally; and (iv) reimbursement for certain expenses, including the cost of housing near the Company’s headquarters and travel between Mr. Howard’s primary residence and the Company’s headquarters.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement for Mr. Howard, which is filed as Exhibits 10.1 hereto and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated as of August 15, 2017, between Renewable Energy Group, Inc. and Randolph L. Howard

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 18, 2017

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated as of August 15, 2017, between Renewable Energy Group, Inc. and Randolph L. Howard.